SECURITY AGREEMENT

This SECURITY AGREEMENT (this “Agreement”), dated as of February 15, 2017, is made by KT Chemicals, Inc., a Texas corporation (“Pledgor”), Karl M. Taft III and Michelle L. Taft, Texas residents (collectively, “Secured Party”), and Pledgor’s parent company, ZEC, Inc., a Delaware corporation (“ZEC”).

WHEREAS, ZEC is the maker of a secured promissory note of even date herewith in the original principal amount of $2,506,248.00 payable to the order of Secured Party (the “Note”); and

WHEREAS, Pledgor is a subsidiary of ZEC, and Pledgor will pledge the assets of Pledgor to Secured Party as security for payment of the Note.

NOW, THEREFORE, in consideration of the foregoing premises, and the mutual covenants and promises contained herein, Secured Party and Pledgor hereby agree as follows:

Section 1. Pledge, Assignment and Grant of Security.  Pledgor hereby grants to the Secured Party a lien on and security interest in the following assets of Pledgor (the “Collateral”):

(a) All furniture, furnishings, inventory products and goods and all accessions and parts, accessories and equipment attached thereto, together with all replacements, substitutions and additions thereto and cash and non-cash proceeds thereof, and all accessions, accessories and equipment attached thereto and cash and non-cash proceeds thereof, and accounts receivable relating to KT Chemicals;

(a) All accounts, accounts receivable, agreements, contracts, leases, contract rights, rights to payment, instruments, documents, chattel paper, security agreements, guaranties, undertakings, surety bonds, insurance policies, notes and drafts, and all forms of obligations owing to Pledgor;

(a) All general intangibles, all tax refunds of every kind and nature to which Pledgor may become entitled, however arising, all other refunds and all deposits, goodwill, chooses in action, trade secrets, computer programs, software, customer lists, trademarks, trade names, patents, licenses, copyrights, technology, processes, proprietary information and insurance proceeds;

(a) All deposit accounts of Pledgor, including, without limitation, any demand, time, savings, passbook or like account maintained by Pledgor with any bank, savings and loan association, credit union or like organization, and all money, cash and cash equivalents of Pledgor;

(a) All books and records, including without limitation, books of account and ledgers of every kind and nature, all electronically recorded data relating to Pledgor;

(a)

All goods, including, without limitation, all consumer goods, inventory, equipment, machinery, tools, molds, dies, furniture, furnishings, fixtures, trade fixtures, motor vehicles and all other goods used in connection with or in the conduct of Pledgor’s business;

(a) All inventory and merchandise, including, without limitation, all present and future goods held for sale or lease or to be furnished under a contract of service, all raw materials, work in process and finished goods, all packing materials, supplies and containers relating to or used in connection with any of the foregoing, and all bills of lading, warehouse receipts or documents of title relating to any of the foregoing concerning Pledgor;

(a) All leasehold improvements of Pledgor;

(a) All accessions, appurtenances, components, replacements, substitutions, additions, issue and/or improvements to or of or with respect to any of the foregoing;

(a) All other tangible and intangible property of Pledgor;

(a) All rights, remedies, powers and/or privileges of Pledgor with respect to any of the foregoing; and

(a) Any and all proceeds and products of any of the foregoing, including, without limitation, all accounts, general intangibles, deposit accounts, documents, instruments, chattel paper, goods, insurance proceeds, and any other tangible or intangible property received upon the sale or disposition of any of the foregoing.

Section 1. Security for Secured Obligations.  The lien and security interest granted in this Agreement secure the prompt and complete payment when due (whether at stated maturity, by acceleration or otherwise) of all obligations set forth under the Note.

Section 2. Representations and Warranties.  Pledgor represents and warrants as follows:

(a) Upon the filing of a UCC-1 financing statement with the Texas Secretary of State, to the extent a security interest in such Collateral may be perfected by the filing of a financing statement, the security interest granted to the Secured Party pursuant to this Agreement in and to such Collateral will constitute a perfected security interest therein and superior and prior to the rights of all other Persons therein, and will be entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code (the “UCC”) or other relevant law as enacted in any relevant jurisdiction to perfected security interests, in each case to the extent that such Collateral consists of the type of property in which a security interest may be perfected by filing a financing statement under the UCC as enacted in any relevant jurisdiction.

(b) KT Chemicals is the legal owner of, and possesses good and sufficient title to the Collateral, and has consented to the grant of the lien on and security interest in the assets of KT Chemicals.

(c)

This Agreement creates a valid and continuing Lien on, and security interest in, the Collateral, including, without limitation, KT Chemicals’ interest in all after acquired property included in the Collateral and acquired after the date hereof.

(d) Except as disclosed in writing to the Secured Party, none of the obligors on any of KT Chemicals’ Accounts is a Governmental Authority which would require the Secured Party’s security interest with respect to such Accounts created hereunder to be perfected other than by the filing of a UCC-1 financing statement.

Section 3. Further Assurances/Specific Representations and Warranties.

(a) Pledgor agrees that from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, the Secured Party may reasonably request, in order to perfect and protect any Lien granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

(b) Pledgor hereby authorizes the Secured Party, at the expense of Pledgor (including the reasonable fees and expenses of counsel to the Secured Party), to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral using language such as “all assets of Pledgor and all proceeds thereof” or such other language as the Secured Party deems necessary or appropriate.

Section 4. Changes to Chief Executive Office, Legal Name or Jurisdiction of Organization.  Pledgor shall keep the chief place of business and chief executive office of Pledgor, and the offices where Pledgor keeps its records concerning the Accounts owned by it, and the originals of all Chattel Paper that evidence any Accounts owned by it, at the current locations therefor or, upon ten (10) Business Days’ prior written notice to the Secured Party, at any other locations in a jurisdiction where all actions required by Section 5 shall have been taken with respect to its Accounts.  Pledgor will hold and preserve such records and Chattel Paper and will permit representatives of the Secured Party at such times as may be organized with commercial reasonableness to inspect and make abstracts from such records and Chattel Paper.  Pledgor shall not change Pledgor’s legal name, or permit Pledgor to operate in any jurisdiction under any trade, fictitious or other name or change its jurisdiction of organization unless (a) it shall have given to the Secured Party not less than 15 days’ prior written notice of its commencing to do so, clearly describing such new name and the jurisdictions in which such new name shall be used or such new jurisdiction of organization and providing such other information in connection therewith as the Secured Party may reasonably request and (b) with respect to such new name or jurisdiction of organization, it shall have taken all reasonable action, reasonably satisfactory to the Secured Party, to maintain the security interest of the Secured Party in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

Section 5. Secured Party Appointed Attorney in Fact.  Pledgor hereby irrevocably, until all obligations under the Note are paid in full, designates, makes, constitutes and appoints the Secured Party as Pledgor’s attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in the Secured Party’s discretion, with or without notice to or the consent of Pledgor and at Pledgor’s expense, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation upon the occurrence and during the continuance of an Event of Default.

Pledgor recognizes and agrees that the power of attorney granted pursuant to this Section is coupled with an interest and is not revocable until the termination of this Agreement in accordance with its terms.  Pledgor ratifies and confirms all actions taken by the Secured Party or its agents pursuant to this power of attorney.  The Secured Party shall have, in addition to all other rights and remedies given it by the terms of this Agreement, all rights and remedies allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any applicable jurisdiction.

Section 6. Secured Party May Perform.  If Pledgor fails to perform any agreement contained herein (taking into account any cure periods provided herein with respect thereto), the Secured Party may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be payable by Pledgor.

Section 7. Secured Party’s Duties.  The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers.  Except for the safe custody of any Collateral in its possession and the accounting for monies actually received by it hereunder, the Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.  The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded substantially the same care as other secured parties accord similar assets, it being understood that the Secured Party shall not have any responsibility for taking any necessary steps to preserve rights against any parties with respect to any Collateral. The Secured Party shall act hereunder only in accordance with the terms and conditions of the Note.

Section 8. Remedies.  If any Event of Default shall have occurred and be continuing:

(a) Upon the occurrence of an Event of Default (as defined in the Note), Secured Party may, at its option: (i) reduce its claim to judgment, foreclose, or otherwise enforce its security interest in all or any part of the Collateral by any available judicial procedure; (ii) after notification, if any, expressly provided for herein, sell or otherwise dispose of, at the office of Secured Party or elsewhere, as chosen by Secured Party, all or any part of the Collateral, and any such sale or other disposition may be as a unit or in parcels, by public or private proceedings, and by way of one or more contracts, and at any such sale it shall not be necessary to exhibit the Collateral; or (iii) at its discretion, retain the Collateral in satisfaction of the outstanding obligations under the Note.

(b) Secured Party is authorized at any sale of the Collateral, if it deems it advisable, to restrict the prospective bidders or purchasers to those persons who will represent and agree that they are purchasing for their own account, for investment, and not with a view to distribution or sale of any of the Collateral.  Upon any such sale, Secured Party shall have the right to deliver, assign, and transfer to the purchaser thereof the Collateral so sold.  Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right of whatsoever kind, including any equity or right of redemption of Pledgor.  Pledgor specifically waives, to the fullest extent permitted by applicable law, all rights of redemption, stay, or appraisal that it has or may have under any rule of law or statute now existing or hereafter adopted, and such waiver shall be deemed to have been made after default.  Secured Party shall give Pledgor ten (10) days’ written notice of its intention to make any such public or private sale.  Secured Party shall have no obligation to disclose or provide any information concerning the Secured Party or the Collateral to prospective purchasers of the Collateral other than information in its possession at such time, and Pledgor agrees and acknowledges that it shall be commercially reasonable for any notices of any such sale, published or otherwise, to specifically so state.

Section 9. Lien and Security Interest Absolute.  All rights of the Secured Party and the pledge, assignment, Lien and security interest hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional, irrespective of:

(a) any lack of validity or enforceability of the Note;

(b) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations under the Note, or any other amendment or waiver of or any consent to any departure from the Note;

(c) any taking, exchange, release or non perfection of any other collateral;

(d) any manner of application of Collateral, or proceeds thereof, to all or any of the outstanding obligations under the Note, or any manner of sale or other disposition of any Collateral for all or any of the outstanding obligations under the Note;

(e) any change, restructuring or termination of the organizational structure or existence of Pledgor, Pledgor, or any other Person; or

(f) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor (other than payment in full of the obligations under the Note).

Section 10. Amendments; Etc.  No amendment or waiver of any provision of this Agreement nor consent to any departure by Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Secured Party and Pledgor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Section 11. Addresses for Notices.  Any notice or communication required or permitted hereunder with respect to the Secured Party shall be given in the manner provided in the Note.  Any notice or communication required or permitted hereunder with respect to any Pledgor shall be given in the manner provided in the Note.

Section 12. Continuing Lien and Security Interest; Assignments, Termination.  This Agreement shall create a continuing Lien on and security interest in the Collateral and shall remain in full force and effect until the payment in full in cash of the outstanding obligations under the Note. Upon the payment in full in cash of the obligations under the Note, this Agreement and the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Pledgor. Upon any such termination, the Secured Party will, at Pledgor’s expense, execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination and to effect the release of Collateral.

Section 13. Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 14. Counterparts.  This Agreement may be executed in any number of counterparts (or counterpart signature pages), each of which counterparts shall be an original but all of which together shall constitute one instrument. Delivery of an executed signature page of this Agreement by facsimile transmission or by other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

Section 15. Captions; Rules of Interpretation.  The captions in this Agreement have been inserted for convenience only and shall be given no substantive meaning or significance whatever in construing the terms and provisions of this Agreement.  The rules of interpretation set forth in the Note shall apply to this Agreement.

Section 16. Modification; No Waiver; Remedies.  This Agreement may not be changed orally, but only by an agreement in writing signed by the Secured Party and Pledgor.  No failure on the part of the Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 17. Governing Law.  THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF TEXAS, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE, EXCEPT TO THE EXTENT THAT THE VALIDITY OF REMEDIES HEREUNDER IN RESPECT OF ANY PARTICULAR COLLATERAL IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

Section 18. Waiver of Jury Trial; Consent to Jurisdiction; Waiver of Immunities.

(a) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, THE ASSUMPTION AGREEMENT, OR ANY TRANSACTIONS RELATING HERETO OR THERETO, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF PLEDGOR MAY BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS OR THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF TEXAS, AND PLEDGOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS.  PLEDGOR HEREBY IRREVOCABLY WAIVES ANY

OBJECTIONS, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

(b) Pledgor hereby agrees that process may be served on it by certified mail, return receipt requested, to the addresses pertaining to it.  Any and all service of process and any other notice in any such action, suit or proceeding shall be effective against any Pledgor if given by registered or certified mail, return receipt requested, or by any other means or mail which requires a signed receipt, postage prepaid, mailed as provided above.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year set forth above.

PLEDGOR:

KT CHEMICALS, INC.

By: __________________________

Name: Karl M. Taft III

Title: President

SECURED PARTY:

__________________________

       Karl M. Taft III

__________________________

       Michelle L. Taft

The undersigned consents to the grant lien and security interest reflected in this Security Agreement:

ZEC, INC.

________________________

E. Thomas Layton

   Chairman and CEO